UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): May 30, 2006

                           GREENE COUNTY BANCORP, INC.
                           ---------------------------
             (Exact Name of Registrant as Specified in its Charter)

            Federal                      0-25165                 14-1809721
----------------------------       --------------------       ----------------
(State or Other Jurisdiction      (Commission File No.)      (I.R.S. Employer
       of Incorporation)                                    Identification No.)


302 Main Street, Catskill NY                                     12414
-----------------------------------------                     -----------
(Address of Principal Executive Offices)                      (Zip Code)


Registrant's telephone number, including area code:  (518) 943-2600
                                                     ---------------

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications  pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 8.01         Other Events
                  ------------

     On May 26, 2006, The Bank of Greene County (the "Bank"), the savings bank subsidiary of Greene County Bancorp, Inc. (the "Company"), filed an application with the Office of Thrift Supervision to convert its charter from a New York savings bank charter to a federal savings bank charter. As a result of the charter conversion, the Bank and the Company will have a single primary regulator, the Office of Thrift Supervision.

     The Bank's deposits are currently insured by the Federal Deposit Insurance Corporation, and will continue to be so insured following the completion of the charter conversion.

     The charter conversion is expected to be completed in the third calendar quarter of 2006.








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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                           GREENE COUNTY BANCORP, INC.


DATE:  May 30, 2006                     By: /s/ J. Bruce Whittaker
                                           -------------------------------------
                                           J. Bruce Whittaker
                                           President and Chief Executive Officer


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